                                                                EXHIBIT NO. 99.3

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                          Dated as of January 20, 2006

================================================================================

Exhibit 1     Mortgage Loan Schedule
Exhibit 2     Representations and Warranties
Exhibit 3     Pricing Formulation
Exhibit 4     Bill of Sale
Exhibit 5     Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................17
Agreement......................................................................2
Certificate Purchase Agreement.................................................2
Certificates...................................................................2
Closing Date...................................................................3
Collateral Information........................................................11
Crossed Mortgage Loans........................................................17
Defective Mortgage Loan.......................................................17
Final Judicial Determination..................................................19
Indemnification Agreement.....................................................13
Initial Purchasers.............................................................2
Master Servicer................................................................2
Material Breach...............................................................16
Material Document Defect......................................................15
Memorandum.....................................................................2
MERS...........................................................................5
Mortgage File..................................................................4
Mortgage Loan Schedule.........................................................3
Mortgage Loans.................................................................2
Officer's Certificate..........................................................7
Other Mortgage Loans...........................................................2
Pooling and Servicing Agreement................................................2
Private Certificates...........................................................2
Prospectus Supplement..........................................................2
Public Certificates............................................................2
Purchaser......................................................................2
Repurchased Loan..............................................................17
Seller.........................................................................2
Special Servicer...............................................................2
Trust..........................................................................2
Trustee........................................................................2
Underwriters...................................................................2
Underwriting Agreement.........................................................2

                                    i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                    (BEAR STEARNS COMMERCIAL MORTGAGE LOANS)

Mortgage Loan Purchase Agreement ("Agreement"), dated as of January 20, 2006, between Bear Stearns Commercial Mortgage, Inc. ("Seller") and Morgan Stanley
Capital I Inc. ("Purchaser").

Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of January 1, 2006 between Purchaser, as depositor, Wells Fargo Bank,
National Association, as master servicer (the "Master Servicer"), ARCap
Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank
National Association, as trustee (the "Trustee") and Wells Fargo Bank, National
Association, as paying agent and certificate registrar. In exchange for the
Mortgage Loans and certain other mortgage loans to be purchased by Purchaser
(collectively the "Other Mortgage Loans"), the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M and Class
A-J Certificates (the "Public Certificates") will be sold by Purchaser to Morgan
Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters"),
pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated January 20, 2006 (the "Underwriting Agreement"), and the Class X, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O, Class P, Class MM-NA, Class R-I, Class R-II and Class
R-III Certificates (the "Private Certificates") will be sold by Purchaser to
Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Initial
Purchasers") pursuant to a Certificate Purchase Agreement, between Purchaser and the Initial Purchasers, dated January 20, 2006 (the "Certificate Purchase
Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a
Prospectus Supplement dated January 20, 2006 (together, the "Prospectus
Supplement") and the Initial Purchasers will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities
Act of 1933 pursuant to a Private Placement Memorandum dated January 20, 2006
(the "Memorandum").

In consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

1.    AGREEMENT TO PURCHASE.

1.1   Seller agrees to sell, and Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to the Mortgage Loans is January 1, 2006.
The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $615,177,762. The sale of the
Mortgage Loans shall take place on January 30, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to Seller by wire transfer in immediately available funds on the Closing
Date.

1.2   On the Closing Date, Purchaser will assign to the Trustee pursuant to the
Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and Purchaser's rights under this Agreement (to the extent set forth in Section 14).

2.    CONVEYANCE OF MORTGAGE LOANS.

2.1   Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, Seller does hereby transfer, assign, set over and otherwise convey to Purchaser, without recourse, except as specifically provided herein all the right, title and interest of Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated
January 1, 2006, will be executed by Seller and the Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing
Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, Seller shall deliver to or on behalf of the Trustee, on behalf of
Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause 2.2.1 hereof) for each Mortgage Loan and on or prior to the fifth
Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee and the Special Servicer to empower the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to submit for recording, at the expense of Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the
Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). Seller agrees to reasonably cooperate with the Trustee and the
Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date

that is 180 days following the delivery of notice of such absence to Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The
Trustee shall submit such documents, at Seller's expense, after the periods set forth above, provided, however, the Trustee shall not submit such assignments for recording if Seller produces evidence that it has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified in Section 2.2 hereof (with such exceptions as are permitted by this Section 2) with respect to each
Mortgage Loan (each, a "Mortgage File"). (Seller acknowledges that the term
"without recourse" does not modify the duties of Seller under Section 5 hereof.)

2.2   All Mortgage Files, or portions thereof, delivered prior to the Closing
Date are to be held by or on behalf of the Trustee in escrow on behalf of Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each
Mortgage Loan shall contain the following documents:

      2.2.1    The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of LaSalle Bank National Association, as Trustee for
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2006-TOP21, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit, with a copy of the Mortgage Note attached thereto;

      2.2.2    The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 45th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such
Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

      2.2.3    The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon, or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 45th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by Seller together with (i) in the case of a delay caused by the public recording office,

an Officer's Certificate of Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

      2.2.4    An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2006-TOP21," provided, if the related Mortgage has been recorded in the name of
Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no such assignments will be required to be submitted for recording or filing and instead, Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to the Master Servicer and the Special
Servicer evidence confirming that the Trustee is shown as the owner on the record of MERS;

      2.2.5    Originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by Seller, or in the case of an original blanket intervening assignment of
Mortgage retained by Seller, a copy thereof certified by Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 45th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's
Certificate of Seller stating that such original intervening assignment of
Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening Assignment of
Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening Assignment of Mortgage;

      2.2.6    If the related Assignment of Leases is separate from the
Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 45th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (i) an original of each assignment of such Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by
Seller to be a true and complete copy of the original assignment submitted for recording, and (ii) an original assignment of such Assignment of Leases, in recordable form, signed by the holder of record in favor of "LaSalle Bank
National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial

Mortgage Pass-Through Certificates, Series 2006-TOP21," which assignment may be effected in the related Assignment of Mortgage, provided, if the related
Mortgage has been recorded in the name of MERS or its designee, no assignment of
Assignment of Leases in favor of the Trustee will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to the Master Servicer and the
Special Servicer evidence confirming that the Trustee is shown as the owner on the record of MERS;

      2.2.7    The original of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

      2.2.8    The original Title Insurance Policy, or in the event such
original Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing
Date or a preliminary title report binding on the title company with an original
Title Insurance Policy to follow within 180 days of the Closing Date;

      2.2.9    (A) UCC financing statements (together with all assignments thereof) and (B) UCC-2 or UCC-3 financing statements to the Trustee executed and delivered in connection with the Mortgage Loan, provided, if the related
Mortgage has been recorded in the name of MERS or its designee, no such financing statements will be required to be recorded or delivered and instead,
Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
MERS and shall deliver to the Master Servicer and the Special Servicer evidence confirming that the Trustee is shown as the owner on the record of MERS;

      2.2.10   Copies of the related ground lease(s), if any, to any Mortgage
Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

      2.2.11   Copies of any loan agreements, lock-box agreements and
intercreditor agreements (including, without limitation, any Intercreditor
Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related B Note), if any, related to any Mortgage Loan;

      2.2.12   Either (A) the original of each letter of credit, if any,
constituting additional collateral for such Mortgage Loan, which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary
Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be held by the Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it
being understood that Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to

notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of Seller to assign all rights to the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, any letter of credit held by the Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the Primary Servicer (or Master
Servicer) sells its rights to service the applicable Mortgage Loan, the Primary
Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the Primary
Servicer (or Master Servicer). The Primary Servicer (or Master Servicer) has
agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

      2.2.13   The original environmental indemnity agreement, if any, related to any Mortgage Loan;

      2.2.14   Third-party management agreements for all hotels and for such \
other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

      2.2.15   Any Environmental Insurance Policy; and

      2.2.16   Any affidavit and indemnification agreement.

The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Primary Servicer, the Master Servicer or the Trustee (as the
case may be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Primary Servicer within 30 days of the
Closing Date. Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

2.3   The Assignments of Mortgage and assignment of Assignment of Leases referred to in Sections 2.2.4 and 2.2.6 may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from Seller to Purchaser and from Purchaser to the Trustee on behalf of the Certificateholders.

2.4   If Seller cannot deliver, or cause to be delivered, as to any Mortgage
Loan, any of the documents and/or instruments referred to in Sections 2.2.2,
2.2.3, 2.2.5 or 2.2.6, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 45 day period, but Seller delivers a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording), to the Trustee within such 45 day period, Seller shall then deliver within 90 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

2.5   The Trustee, as assignee or transferee of Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to
Seller.

2.6   Within 45 days following the Closing Date, Seller shall deliver and
Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of Seller, in the appropriate public office for real property records, each assignment referred to in clauses 2.2.4 and 2.2.6(ii) above. Within 90 days following the Closing Date, Seller shall deliver and Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause 2.2.1. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Seller shall prepare a substitute therefor or cure such defect, and Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

2.7   Documents that are in the possession of Seller, its agents or its subcontractors that relate to the Mortgage Loans and that are not required to be delivered to the Trustee shall be shipped by Seller to or at the direction of the Master Servicer, on behalf of Purchaser, on or prior to the 75th day after the Closing Date, in accordance with Section 3.1 of the Primary Servicing
Agreement, if applicable.

2.8   The documents required to be delivered to the Master Servicer (or in the alternative, the Primary Servicer) shall include, to the extent required to be
(and actually) delivered to Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the
Assignment of Leases and the Assignment of Mortgage, any

guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this subparagraph.

2.9   Upon the sale of the Mortgage Loans by Seller to Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of Seller shall immediately vest in Purchaser and its assigns, and shall be delivered promptly by Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing
Agreement. Seller's and Purchaser's records shall reflect the transfer of each
Mortgage Loan from Seller to Purchaser and its assigns as a sale.

2.10  It is the express intent of the parties hereto that the conveyance of the
Mortgage Loans and related property to Purchaser by Seller as provided in this
Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by
Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the
Mortgage Loans or any related property, then:

      2.10.1   this Agreement shall be deemed to be a security agreement; and

      2.10.2   the conveyance provided for in this Section 2 shall be deemed to be a grant by Seller to Purchaser of a security interest in all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

               A.   All accounts, general intangibles, chattel paper,
      instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property:
      the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

               B.   All accounts, general intangibles, chattel paper,
      instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause

                                       9

      (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               C.   All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

2.11  The possession by Purchaser or its designee of the Mortgage Notes, the
Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial
Code (including, without limitation, Sections 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, Seller makes no representation or warranty as to the perfection of any such security interest.

2.12  Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for,
Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

2.13  Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform
Commercial Code as in force in the relevant jurisdiction.

2.14  Notwithstanding anything to the contrary contained herein, and subject to
Section 2.1, Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause 2.2.1) required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this
Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and Purchaser's acceptance of the related
Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

3.    EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

3.1   Seller shall (i) deliver to Purchaser on or before the Closing Date a diskette acceptable to Purchaser that contains such information about the
Mortgage Loans as may be reasonably requested by Purchaser, (ii) deliver to
Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with

                                       10

Purchaser in its examination of the credit files, underwriting documentation and
Mortgage Files for the Mortgage Loans and its due diligence review of the
Mortgage Loans. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of Purchaser or the Trustee to cause Seller to cure any Material Document
Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to Section 5 hereof.

3.2   On or prior to the Closing Date, Seller shall allow representatives of any of Purchaser, each Underwriter, each Initial Purchaser, the Trustee, the Special
Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, Seller's underwriting procedures and
Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, Seller will make available to such representatives of any of Purchaser, each Underwriter, each Initial Purchaser, the Trustee, the Special Servicer and
each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, Seller shall provide Purchaser with all material information regarding Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to Seller's financial condition, financial statements as provided to Purchaser or other developments affecting Seller's ability to consummate the transactions contemplated hereby or otherwise affecting Seller in any material respect. Within 45 days after the Closing Date, Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

3.3   Purchaser may exercise any of its rights hereunder through one or more designees or agents, provided Purchaser has provided Seller with prior notice of the identity of such designee or agent.

3.4   Purchaser shall keep confidential any information regarding Seller and the
Mortgage Loans that has been delivered into Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or
Purchaser is required by law or court order to disclose such information. If
Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding Seller as described in the preceding sentence, Purchaser shall provide to Seller a copy of the proposed form of such disclosure prior to making such disclosure and Seller shall promptly, and in any event within two Business Days, notify Purchaser of any inaccuracies therein, in which case Purchaser shall modify such form in a manner that corrects such inaccuracies. If Purchaser is required by law or court order to disclose confidential information regarding Seller as described in the second preceding sentence, Purchaser shall notify Seller and cooperate in

                                       11

Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, Purchaser is compelled as a matter of law to disclose such information, Purchaser shall, prior to making such disclosure, advise and consult with Seller and its counsel as to such disclosure and the nature and wording of such disclosure and Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then
Purchaser shall be permitted to make such disclosure without prior review by
Seller.

4.    REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

4.1   To induce Purchaser to enter into this Agreement, Seller hereby makes for the benefit of Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on
Schedule A attached hereto, and hereby further represents and warrants to
Purchaser as of the date hereof that:

      4.1.1    Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

      4.1.2    This Agreement has been duly and validly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Purchaser, this Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

      4.1.3    No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Seller with this Agreement, or the consummation by Seller of any transaction contemplated hereby, other than (A) such qualifications as may be required under state securities or blue sky laws, (B) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to Purchaser,
(C) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (D) where the lack of such consent, approval, authorization, qualification,

                                       12

registration, filing or notice would not have a material adverse effect on the performance by Seller under this Agreement.

      4.1.4    Neither the transfer of the Mortgage Loans to Purchaser, nor the execution, delivery or performance of this Agreement by Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection 4.1.3, any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      4.1.5    There are no actions or proceedings against, or investigations of, Seller pending or, to Seller's knowledge, threatened in writing against
Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

      4.1.6    On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by Seller of all of its right, title and interest in and to the Mortgage Loans to Purchaser.

      4.1.7    To Seller's knowledge, Seller's Information (as defined in that certain indemnification agreement, dated January 20, 2006, between Seller,
Purchaser, the Underwriters and the Initial Purchasers (the "Indemnification
Agreement")) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything contained herein to the contrary, this subparagraph 4.1.7 shall run exclusively to the benefit of Purchaser and no other party.

      4.1.8    The Seller has complied with the disclosure requirements of
Regulation AB that arise from its role as "seller" and "sponsor" in connection with the issuance of the Public Certificates.

      4.1.9    For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Mortgage

                                       13

Loan that is deposited into an Other Securitization, the depositor in such Other
Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule XV and Schedule XVI of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth in Schedule A to Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

4.2   To induce Seller to enter into this Agreement, Purchaser hereby represents and warrants to Seller as of the date hereof:

      4.2.1    Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

      4.2.2    Purchaser has full power and authority to acquire the Mortgage
Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

      4.2.3    No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Purchaser with this Agreement, or the consummation by Purchaser of any transaction contemplated hereby that has not been obtained or made by
Purchaser.

      4.2.4    Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by Purchaser will violate Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which Purchaser is a party or that may be applicable to Purchaser or its assets.

      4.2.5    Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of any law, rule, writ,

                                       14

injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over Purchaser or its assets, which violation could materially and adversely affect the condition
(financial or otherwise) or the operation of Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

      4.2.6    There are no actions or proceedings against, or investigations of, Purchaser pending or, to Purchaser's knowledge, threatened against Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage
Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of
Purchaser that would materially and adversely affect the ability of Purchaser to perform its obligation under this Agreement.

      4.2.7    Purchaser has not dealt with any broker, investment banker, agent or other person, other than Seller, the Underwriters, the Initial
Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations and warranties made by Purchaser pursuant to this
Section 4.2 shall survive the purchase of the Mortgage Loans.

5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

5.1   It is hereby acknowledged that Seller shall make for the benefit of the
Trustee on behalf of the holders of the Certificates, whether directly or by way of Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

5.2   It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required, not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by
Seller regarding the characteristics of the Mortgage Loans and/or the related
Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case the party discovering such breach or defect determines that either (i) the defect or breach materially and adversely affects the interests of the holders of the
Certificates in the related Mortgage Loan or (ii) both (A) the defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the
Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan (any such defect described in the preceding clause (i) or (ii), a "Material
Document Defect" and any such breach described in the preceding clause (i) or
(ii), a "Material Breach"), the party determining that such Material Document
Defect or Material Breach exists shall promptly notify,

                                       15

in writing, the other parties; provided that any breach of the representation and warranty contained in paragraph (41) of such Exhibit 2 shall constitute a
Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal
Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon determining (or becoming aware of another party's determination) that any such Material Document Defect or Material Breach exists (which determination shall, absent evidence to the contrary, be presumed to be no earlier than three Business Days prior to delivery of the notice to
Seller referred to below), the Master Servicer shall, and the Special Servicer may, request that Seller, not later than 90 days from Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material
Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material
Breach, as the case may be, cannot be corrected or cured in all material respects within such 90 day period, and such Material Document Defect or
Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage"(as defined in the Code) but Seller is diligently attempting to effect such correction or cure, as certified by Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x)
the Mortgage Loan is then a Specially Serviced Mortgage Loan and a Servicing
Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the
Pooling and Servicing Agreement and (y) the Material Document Defect was
identified in a certification delivered to Seller by the Trustee pursuant to
Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or
otherwise nor possession of such certification or schedule by Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by Seller, the Master Servicer or the Special Servicer of
any Material Document Defect listed therein.

5.3   Seller hereby covenants and agrees that, if any such Material Document
Defect or Material Breach cannot be corrected or cured or Seller otherwise fails to correct or cure within the above cure periods, Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage
Loan or REO Mortgage Loan (or interest therein) from Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii)
if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a
"defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the
Code and Treasury Regulation Section 1.860G-2(f)), at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document
Defect or Material Breach would cause the Mortgage Loan to be other than a
"qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, repurchase must occur within 85 days from the date Seller was notified of the defect. Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

                                       16

5.4   If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan for purposes of the above provisions, and
Seller shall be obligated to repurchase or replace each such Crossed Mortgage
Loan in accordance with the provisions above, unless, in the case of such breach or document defect, (A) Seller provides a Nondisqualification Opinion to the
Trustee at the expense of Seller if, in the reasonable business judgment of the
Trustee, it would be usual and customary in accordance with industry practice to obtain a Nondisqualification Opinion and (B) both of the following conditions would be satisfied if Seller were to repurchase or replace only those Mortgage
Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph (the "Affected Loan(s)"): (i) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected
Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for all such other Mortgage Loans (including the Affected
Loans(s)) set forth in Appendix II to the Final Prospectus Supplement and (B)
the debt service coverage ratio for all such Crossed Mortgage Loans (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement, and (ii) the loan-to-value ratio for all such Crossed
Mortgage Loans (excluding the Affected Loan(s)) is not greater than the greater of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for all such Crossed Mortgage Loans (including the Affected
Loan(s)) set forth in Appendix II to the Final Prospectus Supplement plus 10%
and (B) the loan-to-value ratio for all such Crossed Mortgage Loans (including the Affected Loans(s)), at the time of repurchase or replacement. The determination of the Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause to be delivered, or direct Seller to (in which case Seller shall) cause to be delivered to the
Master Servicer, an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of Seller if the scope and cost of the Appraisal is approved by Seller (such approval not to be unreasonably withheld).

5.5   With respect to any Defective Mortgage Loan, to the extent that Seller is required to repurchase or substitute for such Defective Mortgage Loan (each, a
"Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of Purchaser) continues to hold any Crossed Mortgage Loan, Seller and
Purchaser hereby agree to forebear from enforcing any remedies against the other's Primary Collateral but may exercise remedies against the Primary
Collateral securing their respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Mortgage Loan or Mortgage Loans held by such party, then both parties shall forbear from exercising such

                                       17

remedies until the loan documents evidencing and securing the relevant Mortgage
Loans can be modified in a manner that complies with the Pooling and Servicing
Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the
Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage
Loans shall remain in full force and effect, without any modification thereof.
The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

5.6   Any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a
Mortgage Loan and be a Material Document Defect: (a) the absence from the
Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed
Mortgage that appears to be regular on its face, unless there is included in the
Mortgage File a certified copy of the Mortgage by the local authority with which the Mortgage was recorded; or (c) the absence from the Mortgage File of the item specified in paragraph 2.2.8. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the
Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing
Agreement, the Master Servicer) will take the steps described elsewhere in this
Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon Seller for the cure of the Material Document
Defect or repurchase or replacement of the related Mortgage Loan.

5.7   If Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from Purchaser or its assignee or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with this Agreement, then provided that (i) the period of time provided for Seller to correct, repurchase or cure has expired and (ii) the
Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Sections 9.5, 9.12, 9.15 and 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to a work-out shall not constitute a defense to any repurchase claim nor shall such modification and work-out change the Purchase Price due from Seller for any repurchase claim. In the event of any such modification and work-out, Seller shall be obligated to repurchase the Mortgage Loan as modified and the Purchase
Price shall include any Work-Out Fee paid to the Special Servicer up to the date of repurchase plus the present value (calculated at a discount rate equal to the applicable Mortgage Rate) of the Work-Out Fee that would have been payable to the Special Servicer in respect of such Mortgage Loan if the Mortgage Loan performed in accordance with its terms to its Maturity Date, provided that no amount shall be paid by Seller in respect of any Work-Out Fee if a Liquidation
Fee already comprises a portion of the Purchase Price.

                                       18

5.8   Seller shall have the right to purchase certain of the Mortgage Loans or
REO Properties, as applicable, in accordance with Section 9.36 of the Pooling and Servicing Agreement.

5.9   The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against
Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer shall notify Seller of the discovery of the Material
Document Defect or Material Breach and Seller shall have 90 days to correct or cure such Material Document Defect or Material Breach or purchase the REO
Property (or interest therein) at the Purchase Price. After a final liquidation of the Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order after the expiration of any applicable appeal period that
Seller is or was obligated to repurchase the related Mortgage Loan or REO
Mortgage Loan (or interest therein) (a "Final Judicial Determination") or Seller otherwise accepts liability, then, but in no event later than the Termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement,
Seller will be obligated to pay to the Trust the difference between any
Liquidation Proceeds received upon such liquidation in accordance with the
Pooling and Servicing Agreement (including those arising from any sale to
Seller) and the Purchase Price.

5.10  Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 5, the Special Servicer shall not receive a
Liquidation Fee from Seller (but may collect such Liquidation Fee from the related Liquidation Proceeds as otherwise provided herein); provided, however, that in the event Seller is obligated to repurchase the Mortgage Loan or REO
Mortgaged Property (or interest therein) after a final liquidation of such
Mortgage Loan or REO Property pursuant to the immediately preceding paragraph, an amount equal to any Liquidation Fee (calculated on the basis of Liquidation
Proceeds) payable to the Special Servicer shall be included in the definition of
"Purchase Price" in respect of such Mortgage Loan or REO Mortgaged Property.
Except as expressly set forth above, no Liquidation Fee shall be payable in connection with a repurchase of a Mortgage Loan by Seller.

5.11  The obligations of Seller set forth in this Section 5 to cure a Material
Document Defect or a Material Breach or repurchase or replace a defective
Mortgage Loan constitute the sole remedies of Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by Seller set forth in this Agreement (other than those set forth in Exhibit 2).

5.12  Notwithstanding the foregoing, in the event that there is a breach of the representations and warranties set forth in paragraph 39 in Exhibit 2 hereto, and as a result the payments, by a Mortgagor, of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan are insufficient causing the Trust to incur an Additional Trust Expense in an amount equal to such reasonable costs and expenses not paid by such Mortgagor, Seller hereby covenants and agrees to reimburse the Trust within 90 days of the receipt of notice of such breach in an amount sufficient to avoid such Additional Trust
Expense. The parties hereto acknowledge that such reimbursement shall be
Seller's sole obligation with respect to the breach discussed in the previous sentence.

                                       19

5.13  The Pooling and Servicing Agreement shall provide that the Trustee (or the
Master Servicer or the Special Servicer on its behalf) shall give written notice promptly (but in any event within three Business Days) to Seller of its determination that any Material Document Defect or Material Breach exists (which determination shall, absent evidence to the contrary, be presumed to be no earlier than three Business Days prior to delivery of the notice) and prompt written notice to Seller in the event that any Mortgage Loan becomes a Specially
Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

5.14  If Seller repurchases any Mortgage Loan pursuant to this Section 5,
Purchaser or its assignee, following receipt by the Trustee of the Purchase
Price therefor, promptly shall deliver or cause to be delivered to Seller all
Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to Seller in the same manner such that Seller shall be vested with legal and beneficial title to such Mortgage
Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

6.    CLOSING.

6.1   The closing of the sale of the Mortgage Loans shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at 9:00 a.m.,
New York time, on the Closing Date. The closing shall be subject to each of the following conditions:

      6.1.1    All of the representations and warranties of Seller and Purchaser specified in Section 4 hereof (including, without limitation, the representations and warranties set forth on Exhibit 2 hereto) shall be true and correct as of the Closing Date (to the extent of the standard, if any, set forth in each representation and warranty).

      6.1.2    All Closing Documents specified in Section 7 hereof, in such forms as are agreed upon and reasonably acceptable to Seller or Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

      6.1.3    Seller shall have delivered and released to Purchaser or its designee all documents required to be delivered to Purchaser as of the Closing
Date pursuant to Section 2 hereof.

      6.1.4    The result of the examination and audit performed by Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to
Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of Seller's Information to be disclosed in the Memorandum and the Prospectus Supplement.

      6.1.5    All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and
Seller and Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

      6.1.6    Seller shall have paid all fees and expenses payable by it to
Purchaser pursuant to Section 8 hereof.

                                       20

      6.1.7    The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

      6.1.8    No Underwriter shall have terminated the Underwriting Agreement and none of the Initial Purchasers shall have terminated the Certificate
Purchase Agreement, and neither the Underwriters nor the Initial Purchasers shall have suspended, delayed or otherwise cancelled the Closing Date.

      6.1.9    Seller shall have received the purchase price for the Mortgage
Loans pursuant to Section 1 hereof.

6.2   Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable Purchaser to purchase the
Mortgage Loans on the Closing Date.

7.    CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

7.1   This Agreement duly executed by Purchaser and Seller.

7.2   A certificate of Seller, executed by a duly authorized officer of Seller and dated the Closing Date, and upon which Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of
Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing
Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

7.3   True, complete and correct copies of Seller's articles of organization and by-laws.

7.4   A certificate of existence for Seller from the Secretary of State of New
York dated not earlier than 30 days prior to the Closing Date.

7.5   A certificate of the Secretary or Assistant Secretary of Seller, dated the
Closing Date, and upon which Purchaser may rely, to the effect that each individual who, as an officer or representative of Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

7.6   An opinion of counsel (which, other than as to the opinion described in paragraph 7.6.6 below, may be in-house counsel) to Seller, dated the Closing
Date, substantially to the effect of the following (with such changes and modifications as Purchaser may approve and subject to such counsel's reasonable qualifications):

      7.6.1    Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

                                       21

      7.6.2    This Agreement has been duly authorized, executed and delivered by Seller.

      7.6.3    No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

      7.6.4    Neither the execution, delivery or performance of this Agreement by Seller, nor the consummation by Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      7.6.5    To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which Seller is a party, or threatened against Seller, (a) asserting the invalidity of this Agreement or (b)
which materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement.

      7.6.6    This Agreement is a valid, legal and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

                                       22

7.7   Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by Seller to Purchaser or
Seller's execution and delivery of, or performance under, this Agreement.

7.8   A letter from Deloitte & Touche, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus
Supplement agrees with the records of Seller.

7.9   Such further certificates, opinions and documents as Purchaser may reasonably request.

7.10  An officer's certificate of Purchaser, dated as of the Closing Date, with the resolutions of Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of Purchaser dated not earlier than 30 days prior to the Closing Date.

7.11  Such other certificates of Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

7.12  An executed Bill of Sale in the form attached hereto as Exhibit 4.

8.    COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

9.    NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission
(or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or
(c), if (i) to Purchaser, addressed to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Warren Friend, with a copy to
Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Legal
Department, Attention: Michelle Wilke, Esq. (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to Seller, addressed to Seller at Bear Stearns Commercial Mortgage, Inc., addressed to Bear Stearns
Commercial Mortgage, Inc., 383 Madison Avenue, New York, New York 10179,
Attention: J. Christopher Hoeffel, Senior Managing Director, Commercial Mortgage
Department (with a copy to the attention of Joseph T. Jurkowski, Jr., Managing
Director, Legal Department) (or such other address as may hereafter be furnished in writing by Seller).

10.   SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the

                                       23

remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

11.   FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

12.   SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

14.   BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections
2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

                                       24

15.   MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

16.   ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       25

IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                      BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                      By: /s/  Richard A. Ruffer, Jr.
                                         ---------------------------------------
                                          Name:  Richard A. Ruffer, Jr.
                                          Title: Senior Managing Director

                                      MORGAN STANLEY CAPITAL I INC.

                                      By: /s/  Anthony J Sfarra
                                         ---------------------------------------
                                          Name:  Anthony J. Sfarra
                                          Title: Vice President

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                               BSCMI LOAN SCHEDULE

BEAR STEARNS

                                                                                                                       ORIGINAL
  LOAN     MORTGAGE                                                                      CUT-OFF                        TERM TO
  POOL       LOAN       LOAN                                                              DATE                        MATURITY OR
  NO.       SELLER      NUMBER                      PROPERTY NAME                        BALANCE        NOTE DATE         ARD
---------------------------------------------------------------------------------------------------------------------------------

    1        BSCMI      1-001      Monmouth Mall                                       $137,000,000     08/11/2005         120
    3        BSCMI      3-001      SBC - Hoffman Estates                               $102,240,720     11/15/2005          60
    4        BSCMI      4-001      InTown Suites Portfolio - Commercial Blvd (I)       $  6,077,641     11/23/2005         120
    5        BSCMI      4-002      InTown Suites Portfolio - Midlothian (I)            $  5,920,183     11/23/2005         120
    6        BSCMI      4-003      InTown Suites Portfolio - Orlando South (I)         $  5,400,544     11/23/2005         120
    7        BSCMI      4-004      InTown Suites Portfolio - Newport News (I)          $  5,001,446     11/23/2005         120
    8        BSCMI      4-005      InTown Suites Portfolio - Downers Grove (I)         $  4,466,474     11/23/2005         120
    9        BSCMI      4-006      InTown Suites Portfolio - Blanding Blvd (I)         $  4,453,235     11/23/2005         120
   10        BSCMI      4-007      InTown Suites Portfolio - San Pedro (I)             $  4,076,558     11/23/2005         120
   11        BSCMI      4-008      InTown Suites Portfolio - North Charleston (I)      $  3,832,784     11/23/2005         120
   12        BSCMI      4-009      InTown Suites Portfolio - Midvale (I)               $  3,797,722     11/23/2005         120
   13        BSCMI      4-010      InTown Suites Portfolio - Greenwood (I)             $  3,397,477     11/23/2005         120
   14        BSCMI      4-011      InTown Suites Portfolio - Burnsville (I)            $  3,250,497     11/23/2005         120
   15        BSCMI      4-012      InTown Suites Portfolio - Southpark (I)             $  3,196,782     11/23/2005         120
   16        BSCMI      4-013      InTown Suites Portfolio - Conyers (I)               $  3,039,394     11/23/2005         120
   17        BSCMI      4-014      InTown Suites Portfolio - Aurora (I)                $  2,972,259     11/23/2005         120
   18        BSCMI      4-015      InTown Suites Portfolio - Bellevue (I)              $  2,918,165     11/23/2005         120
   19        BSCMI      4-016      InTown Suites Portfolio - Lamar Blvd (I)            $  2,894,268     11/23/2005         120
   20        BSCMI      4-017      InTown Suites Portfolio - West Oaks (I)             $  2,879,683     11/23/2005         120
   21        BSCMI      4-018      InTown Suites Portfolio - Trinity Mills (I)         $  2,735,135     11/23/2005         120
   22        BSCMI      4-019      InTown Suites Portfolio - Independence Blvd (I)     $  2,663,744     11/23/2005         120

   23        BSCMI      4-020      InTown Suites Portfolio - Stuebner Airline (I)      $  2,656,077     11/23/2005         120
   24        BSCMI      4-021      InTown Suites Portfolio - Louisville South (I)      $  2,648,421     11/23/2005         120
   25        BSCMI      4-022      InTown Suites Portfolio - Hickory Hill (I)          $  2,631,094     11/23/2005         120
   26        BSCMI      4-023      InTown Suites Portfolio - Colerain (I)              $  2,629,419     11/23/2005         120
   27        BSCMI      4-024      InTown Suites Portfolio - Lee Highway (I)           $  2,626,029     11/23/2005         120
   28        BSCMI      4-025      InTown Suites Portfolio - McDowell Road (I)         $  2,470,157     11/23/2005         120
   29        BSCMI      4-026      InTown Suites Portfolio - Edmond (I)                $  2,429,541     11/23/2005         120
   30        BSCMI      4-027      InTown Suites Portfolio - Leon Valley (I)           $  2,389,244     11/23/2005         120
   31        BSCMI      4-028      InTown Suites Portfolio - Rufe Snow (I)             $  2,223,831     11/23/2005         120
   32        BSCMI      4-029      InTown Suites Portfolio - Mills Road (I)            $  2,060,411     11/23/2005         120
   33        BSCMI      4-030      InTown Suites Portfolio - Arlington South (I)       $  1,939,990     11/23/2005         120
   34        BSCMI      5-001      Mervyns - Carmel Mountain Plaza (II)                $  4,029,000     09/26/2005          84
   35        BSCMI      5-002      Mervyns - Escondido (II)                            $  3,417,000     09/26/2005          84
   36        BSCMI      5-003      Mervyns - Oceanside (II)                            $  3,264,000     09/26/2005          84
   37        BSCMI      5-004      Mervyns - Sun Valley (II)                           $  3,060,000     09/26/2005          84
   38        BSCMI      5-005      Mervyns - Manteca (II)                              $  2,907,000     09/26/2005          84
   39        BSCMI      5-006      Mervyns - Elk Grove (II)                            $  2,805,000     09/26/2005          84
   40        BSCMI      5-007      Mervyns - Roseville (II)                            $  2,754,000     09/26/2005          84
   41        BSCMI      5-008      Mervyns - Highland (II)                             $  2,703,000     09/26/2005          84
   42        BSCMI      5-009      Mervyns - Fontana (II)                              $  2,652,000     09/26/2005          84
   43        BSCMI      5-010      Mervyns - Vacaville (II)                            $  2,652,000     09/26/2005          84
   44        BSCMI      5-011      Mervyns - Morgan Hill (II)                          $  2,601,000     09/26/2005          84
   45        BSCMI      5-012      Mervyns - Moreno Valley (II)                        $  2,601,000     09/26/2005          84
   46        BSCMI      5-013      Mervyns - Temecula (II)                             $  2,601,000     09/26/2005          84
   47        BSCMI      5-014      Mervyns - McAllen (II)                              $  2,601,000     09/26/2005          84
   48        BSCMI      5-015      Mervyns - Arbor Faire (II)                          $  2,601,000     09/26/2005          84
   49        BSCMI      5-016      Mervyns - Redlands (II)                             $  2,550,000     09/26/2005          84
   50        BSCMI      5-017      Mervyns - Rancho Cucamonga (II)                     $  2,550,000     09/26/2005          84
   51        BSCMI      5-018      Mervyns - Ventura (II)                              $  2,550,000     09/26/2005          84
   52        BSCMI      5-019      Mervyns - Yarbrough (II)                            $  2,550,000     09/26/2005          84
   53        BSCMI      5-020      Mervyns - East Hills (II)                           $  2,550,000     09/26/2005          84
   54        BSCMI      5-021      Mervyns - Point West (II)                           $  2,448,000     09/26/2005          84
   55        BSCMI      5-022      Mervyns - Hanford (II)                              $  2,397,000     09/26/2005          84
   56        BSCMI      5-023      Mervyns - Lodi (II)                                 $  2,244,000     09/26/2005          84
   57        BSCMI      5-024      Mervyns - Turlock (II)                              $  2,040,000     09/26/2005          84
   58        BSCMI      5-025      Mervyns - Ridgecrest (II)                           $  1,683,000     09/26/2005          84
   65        BSCMI      12-001     Anthem Health                                       $ 26,580,000     11/14/2005         120
   67        BSCMI      14-001     ACE Hardware Headquarters                           $ 21,450,000     12/01/2004          84
   68        BSCMI      15-001     Wells Fargo Indiana Center                          $ 20,850,000     11/02/2005          84

                                       2

   75        BSCMI      22-001     Seekonk Power Center                                $ 13,650,000     12/13/2005          60
   76        BSCMI      23-001     Southpark Meadows Shopping Center                   $ 12,663,000     11/29/2005          60
   77        BSCMI      24-001     8-12 West 14th Street                               $ 12,500,000     11/10/2005         120
   81        BSCMI      28-001     Publix at Cobb Parkway                              $ 10,850,000     10/31/2005         120
   86        BSCMI      33-001     Timekeeper Building                                 $  9,500,000     11/23/2005          60
   87        BSCMI      34-001     Pacific Concourse III                               $  9,000,000     10/12/2005         120
   88        BSCMI      35-001     Sugarcreek Plaza II                                 $  8,500,000     12/09/2005         120
   90        BSCMI      37-001     Broadway Center                                     $  8,379,250     11/10/2005          60
   93        BSCMI      40-001     Lindsay Square                                      $  7,050,000     09/22/2005         120
   95        BSCMI      42-001     Lankershim Office Park                              $  7,000,000     12/15/2005         120
   98        BSCMI      45-001     Heather Island Plaza                                $  6,155,000     11/15/2005          84
   100       BSCMI      47-001     Fairview Center                                     $  6,000,000     09/20/2005         120
   108       BSCMI      53-001     1660 Olympic Blvd.                                  $  4,650,000     10/13/2005         120
   114       BSCMI      58-001     9101 Tonnelle Avenue                                $  4,485,275     09/29/2005         120
   117       BSCMI      61-001     150 Sylvan Avenue                                   $  4,190,929     10/06/2005         120
   122       BSCMI      66-001     140 Le Grand Avenue                                 $  3,600,000     10/13/2005         120
   125       BSCMI      69-001     Vermillion Square                                   $  3,195,385     11/23/2005         120
   134       BSCMI      78-001     CVS - Arcadia                                       $  2,675,000     12/01/2005         120
   138       BSCMI      82-001     10 Fairway Court                                    $  2,450,000     10/13/2005         120
   141       BSCMI      85-001     CVS - Rockwall                                      $  2,200,000     09/13/2005         120
   148       BSCMI      92-001     Walgreens - Pt. Neches                              $  1,875,000     09/14/2005         120

                                       3

LOAN POOL   MORTGAGE LOAN                       REMAINING
   NO.          SELLER        LOAN NUMBER         TERM       ORIG. AMORT.    REM. AMORT.        RATE

    1           BSCMI            1-001             116            360            360           5.439%
    3           BSCMI            3-001             59             IO             IO            4.995%
    4           BSCMI            4-001             118            300            298           5.336%
    5           BSCMI            4-002             118            300            298           5.336%
    6           BSCMI            4-003             118            300            298           5.336%
    7           BSCMI            4-004             118            300            298           5.336%
    8           BSCMI            4-005             118            300            298           5.336%
    9           BSCMI            4-006             118            300            298           5.336%
    10          BSCMI            4-007             118            300            298           5.336%
    11          BSCMI            4-008             118            300            298           5.336%
    12          BSCMI            4-009             118            300            298           5.336%
    13          BSCMI            4-010             118            300            298           5.336%
    14          BSCMI            4-011             118            300            298           5.336%
    15          BSCMI            4-012             118            300            298           5.336%
    16          BSCMI            4-013             118            300            298           5.336%
    17          BSCMI            4-014             118            300            298           5.336%
    18          BSCMI            4-015             118            300            298           5.336%
    19          BSCMI            4-016             118            300            298           5.336%
    20          BSCMI            4-017             118            300            298           5.336%
    21          BSCMI            4-018             118            300            298           5.336%
    22          BSCMI            4-019             118            300            298           5.336%
    23          BSCMI            4-020             118            300            298           5.336%
    24          BSCMI            4-021             118            300            298           5.336%
    25          BSCMI            4-022             118            300            298           5.336%
    26          BSCMI            4-023             118            300            298           5.336%
    27          BSCMI            4-024             118            300            298           5.336%
    28          BSCMI            4-025             118            300            298           5.336%
    29          BSCMI            4-026             118            300            298           5.336%
    30          BSCMI            4-027             118            300            298           5.336%
    31          BSCMI            4-028             118            300            298           5.336%
    32          BSCMI            4-029             118            300            298           5.336%
    33          BSCMI            4-030             118            300            298           5.336%
    34          BSCMI            5-001             81             IO             IO            4.890%
    35          BSCMI            5-002             81             IO             IO            4.890%
    36          BSCMI            5-003             81             IO             IO            4.890%
    37          BSCMI            5-004             81             IO             IO            4.890%
    38          BSCMI            5-005             81             IO             IO            4.890%
    39          BSCMI            5-006             81             IO             IO            4.890%
    40          BSCMI            5-007             81             IO             IO            4.890%
    41          BSCMI            5-008             81             IO             IO            4.890%
    42          BSCMI            5-009             81             IO             IO            4.890%
    43          BSCMI            5-010             81             IO             IO            4.890%

    44          BSCMI            5-011             81             IO             IO            4.890%
    45          BSCMI            5-012             81             IO             IO            4.890%
    46          BSCMI            5-013             81             IO             IO            4.890%
    47          BSCMI            5-014             81             IO             IO            4.890%
    48          BSCMI            5-015             81             IO             IO            4.890%
    49          BSCMI            5-016             81             IO             IO            4.890%
    50          BSCMI            5-017             81             IO             IO            4.890%
    51          BSCMI            5-018             81             IO             IO            4.890%
    52          BSCMI            5-019             81             IO             IO            4.890%
    53          BSCMI            5-020             81             IO             IO            4.890%
    54          BSCMI            5-021             81             IO             IO            4.890%
    55          BSCMI            5-022             81             IO             IO            4.890%
    56          BSCMI            5-023             81             IO             IO            4.890%
    57          BSCMI            5-024             81             IO             IO            4.890%
    58          BSCMI            5-025             81             IO             IO            4.890%
    65          BSCMI            12-001            119            IO             IO            5.240%
    67          BSCMI            14-001            71             IO             IO            5.000%
    68          BSCMI            15-001            83             IO             IO            5.316%
    75          BSCMI            22-001            60             IO             IO            4.950%
    76          BSCMI            23-001            59             IO             IO            4.740%
    77          BSCMI            24-001            119            IO             IO            5.498%
    81          BSCMI            28-001            118            IO             IO            5.441%
    86          BSCMI            33-001            59             IO             IO            5.688%
    87          BSCMI            34-001            118            IO             IO            4.910%
    88          BSCMI            35-001            120            360            360           5.352%
    90          BSCMI            37-001            59             IO             IO            4.790%
    93          BSCMI            40-001            117            360            360           5.084%
    95          BSCMI            42-001            120            360            360           5.741%
    98          BSCMI            45-001            83             IO             IO            5.001%
   100          BSCMI            47-001            117            IO             IO            5.481%
   108          BSCMI            53-001            118            360            360           5.093%
   114          BSCMI            58-001            117            360            357           5.096%
   117          BSCMI            61-001            118            360            358           5.236%
   122          BSCMI            66-001            118            IO             IO            4.869%
   125          BSCMI            69-001            119            300            299           5.359%
   134          BSCMI            78-001            119            300            300           6.101%
   138          BSCMI            82-001            118            IO             IO            4.869%
   141          BSCMI            85-001            117            IO             IO            5.588%
   148          BSCMI            92-001            117            IO             IO            5.588%

                                       2

                                              MONTHLY
                                                DEBT
LOAN POOL     MORTGAGE                        SERVICE
   NO.      LOAN SELLER      LOAN NUMBER       (P&I)      SEASONING    YM CODE   LO   LO END DATE   DEF

    1          BSCMI            1-001         $772,636        4                  28   07/31/2015     90
    3          BSCMI            3-001              NAP        1           A      35   11/30/2008
    4          BSCMI            4-001          $36,841        2           B      0        NAP        90
    5          BSCMI            4-002          $35,886        2           B      0        NAP        90
    6          BSCMI            4-003          $32,736        2           B      0        NAP        90
    7          BSCMI            4-004          $30,317        2           B      0        NAP        90
    8          BSCMI            4-005          $27,074        2           B      0        NAP        90
    9          BSCMI            4-006          $26,994        2           B      0        NAP        90
    10         BSCMI            4-007          $24,711        2           B      0        NAP        90
    11         BSCMI            4-008          $23,233        2           B      0        NAP        90
    12         BSCMI            4-009          $23,020        2           B      0        NAP        90
    13         BSCMI            4-010          $20,594        2           B      0        NAP        90
    14         BSCMI            4-011          $19,703        2           B      0        NAP        90
    15         BSCMI            4-012          $19,378        2           B      0        NAP        90
    16         BSCMI            4-013          $18,424        2           B      0        NAP        90
    17         BSCMI            4-014          $18,017        2           B      0        NAP        90
    18         BSCMI            4-015          $17,689        2           B      0        NAP        90
    19         BSCMI            4-016          $17,544        2           B      0        NAP        90
    20         BSCMI            4-017          $17,456        2           B      0        NAP        90
    21         BSCMI            4-018          $16,579        2           B      0        NAP        90
    22         BSCMI            4-019          $16,147        2           B      0        NAP        90
    23         BSCMI            4-020          $16,100        2           B      0        NAP        90
    24         BSCMI            4-021          $16,054        2           B      0        NAP        90
    25         BSCMI            4-022          $15,949        2           B      0        NAP        90
    26         BSCMI            4-023          $15,939        2           B      0        NAP        90
    27         BSCMI            4-024          $15,918        2           B      0        NAP        90
    28         BSCMI            4-025          $14,973        2           B      0        NAP        90
    29         BSCMI            4-026          $14,727        2           B      0        NAP        90
    30         BSCMI            4-027          $14,483        2           B      0        NAP        90
    31         BSCMI            4-028          $13,480        2           B      0        NAP        90
    32         BSCMI            4-029          $12,489        2           B      0        NAP        90
    33         BSCMI            4-030          $11,760        2           B      0        NAP        90
    34         BSCMI            5-001              NAP        3           A      35   09/30/2008
    35         BSCMI            5-002              NAP        3           A      35   09/30/2008
    36         BSCMI            5-003              NAP        3           A      35   09/30/2008
    37         BSCMI            5-004              NAP        3           A      35   09/30/2008
    38         BSCMI            5-005              NAP        3           A      35   09/30/2008
    39         BSCMI            5-006              NAP        3           A      35   09/30/2008
    40         BSCMI            5-007              NAP        3           A      35   09/30/2008
    41         BSCMI            5-008              NAP        3           A      35   09/30/2008
    42         BSCMI            5-009              NAP        3           A      35   09/30/2008
    43         BSCMI            5-010              NAP        3           A      35   09/30/2008
    44         BSCMI            5-011              NAP        3           A      35   09/30/2008
    45         BSCMI            5-012              NAP        3           A      35   09/30/2008
    46         BSCMI            5-013              NAP        3           A      35   09/30/2008

    47         BSCMI            5-014              NAP        3           A      35   09/30/2008
    48         BSCMI            5-015              NAP        3           A      35   09/30/2008
    49         BSCMI            5-016              NAP        3           A      35   09/30/2008
    50         BSCMI            5-017              NAP        3           A      35   09/30/2008
    51         BSCMI            5-018              NAP        3           A      35   09/30/2008
    52         BSCMI            5-019              NAP        3           A      35   09/30/2008
    53         BSCMI            5-020              NAP        3           A      35   09/30/2008
    54         BSCMI            5-021              NAP        3           A      35   09/30/2008
    55         BSCMI            5-022              NAP        3           A      35   09/30/2008
    56         BSCMI            5-023              NAP        3           A      35   09/30/2008
    57         BSCMI            5-024              NAP        3           A      35   09/30/2008
    58         BSCMI            5-025              NAP        3           A      35   09/30/2008
    65         BSCMI           12-001              NAP        1           A      35   11/30/2008
    67         BSCMI           14-001              NAP       13           A      36   12/31/2007
    68         BSCMI           15-001              NAP        1           A      35   11/30/2008
    75         BSCMI           22-001              NAP        0           A      35   12/31/2008
    76         BSCMI           23-001              NAP        1           A      35   11/30/2008
    77         BSCMI           24-001              NAP        1                  25   08/31/2015     91
    81         BSCMI           28-001              NAP        2                  26   09/30/2015     92
    86         BSCMI           33-001              NAP        1           F      0        NAP
    87         BSCMI           34-001              NAP        2                  26   10/31/2015     93
    88         BSCMI           35-001          $47,476        0                  24   12/31/2015     95
    90         BSCMI           37-001              NAP        1           A      35   11/30/2008
    93         BSCMI           40-001          $38,209        3                  27   08/31/2015     91
    95         BSCMI           42-001          $40,810        0                  24   11/30/2015     94
    98         BSCMI           45-001              NAP        1           A      35   11/30/2008
   100         BSCMI           47-001              NAP        3                  27   08/31/2015     91
   108         BSCMI           53-001          $25,227        2                  26   08/31/2015     91
   114         BSCMI           58-001          $24,422        3                  27   09/30/2015     92
   117         BSCMI           61-001          $23,156        2           J      26   01/31/2008
   122         BSCMI           66-001              NAP        2                  26   08/31/2015     91
   125         BSCMI           69-001          $19,382        1                  25   11/30/2015     94
   134         BSCMI           78-001          $17,401        1                  25   11/30/2015     94
   138         BSCMI           82-001              NAP        2                  26   08/31/2015     91
   141         BSCMI           85-001              NAP        3                  27   09/30/2015     92
   148         BSCMI           92-001              NAP        3                  27   09/30/2015     92

                                       2

                                                                                          MASTER      PRIMARY
LOAN POOL   MORTGAGE LOAN    LOAN      DEF/Y   DEF/Y   YM    YM               ADMIN      SERVICE      SERVICE
   NO.          SELLER       NUMBER     M1       M      2     1     OPEN    COST RATE    FEE RATE    FEE RATE

    1           BSCMI         1-001                                   2        3.170       2.000      1.000
    3           BSCMI         3-001                          23       2        3.170       2.000      1.000
    4           BSCMI         4-001                          26       4        3.170       2.000      1.000
    5           BSCMI         4-002                          26       4        3.170       2.000      1.000
    6           BSCMI         4-003                          26       4        3.170       2.000      1.000
    7           BSCMI         4-004                          26       4        3.170       2.000      1.000
    8           BSCMI         4-005                          26       4        3.170       2.000      1.000
    9           BSCMI         4-006                          26       4        3.170       2.000      1.000
    10          BSCMI         4-007                          26       4        3.170       2.000      1.000
    11          BSCMI         4-008                          26       4        3.170       2.000      1.000
    12          BSCMI         4-009                          26       4        3.170       2.000      1.000
    13          BSCMI         4-010                          26       4        3.170       2.000      1.000
    14          BSCMI         4-011                          26       4        3.170       2.000      1.000
    15          BSCMI         4-012                          26       4        3.170       2.000      1.000
    16          BSCMI         4-013                          26       4        3.170       2.000      1.000
    17          BSCMI         4-014                          26       4        3.170       2.000      1.000
    18          BSCMI         4-015                          26       4        3.170       2.000      1.000
    19          BSCMI         4-016                          26       4        3.170       2.000      1.000
    20          BSCMI         4-017                          26       4        3.170       2.000      1.000
    21          BSCMI         4-018                          26       4        3.170       2.000      1.000
    22          BSCMI         4-019                          26       4        3.170       2.000      1.000
    23          BSCMI         4-020                          26       4        3.170       2.000      1.000
    24          BSCMI         4-021                          26       4        3.170       2.000      1.000
    25          BSCMI         4-022                          26       4        3.170       2.000      1.000
    26          BSCMI         4-023                          26       4        3.170       2.000      1.000
    27          BSCMI         4-024                          26       4        3.170       2.000      1.000
    28          BSCMI         4-025                          26       4        3.170       2.000      1.000
    29          BSCMI         4-026                          26       4        3.170       2.000      1.000
    30          BSCMI         4-027                          26       4        3.170       2.000      1.000
    31          BSCMI         4-028                          26       4        3.170       2.000      1.000
    32          BSCMI         4-029                          26       4        3.170       2.000      1.000
    33          BSCMI         4-030                          26       4        3.170       2.000      1.000
    34          BSCMI         5-001                          47       2        3.170       2.000      1.000
    35          BSCMI         5-002                          47       2        3.170       2.000      1.000
    36          BSCMI         5-003                          47       2        3.170       2.000      1.000
    37          BSCMI         5-004                          47       2        3.170       2.000      1.000
    38          BSCMI         5-005                          47       2        3.170       2.000      1.000
    39          BSCMI         5-006                          47       2        3.170       2.000      1.000
    40          BSCMI         5-007                          47       2        3.170       2.000      1.000
    41          BSCMI         5-008                          47       2        3.170       2.000      1.000
    42          BSCMI         5-009                          47       2        3.170       2.000      1.000
    43          BSCMI         5-010                          47       2        3.170       2.000      1.000
    44          BSCMI         5-011                          47       2        3.170       2.000      1.000
    45          BSCMI         5-012                          47       2        3.170       2.000      1.000

    46          BSCMI         5-013                          47       2        3.170       2.000      1.000
    47          BSCMI         5-014                          47       2        3.170       2.000      1.000
    48          BSCMI         5-015                          47       2        3.170       2.000      1.000
    49          BSCMI         5-016                          47       2        3.170       2.000      1.000
    50          BSCMI         5-017                          47       2        3.170       2.000      1.000
    51          BSCMI         5-018                          47       2        3.170       2.000      1.000
    52          BSCMI         5-019                          47       2        3.170       2.000      1.000
    53          BSCMI         5-020                          47       2        3.170       2.000      1.000
    54          BSCMI         5-021                          47       2        3.170       2.000      1.000
    55          BSCMI         5-022                          47       2        3.170       2.000      1.000
    56          BSCMI         5-023                          47       2        3.170       2.000      1.000
    57          BSCMI         5-024                          47       2        3.170       2.000      1.000
    58          BSCMI         5-025                          47       2        3.170       2.000      1.000
    65          BSCMI        12-001                          83       2        3.170       2.000      1.000
    67          BSCMI        14-001                          46       2        3.170       2.000      1.000
    68          BSCMI        15-001                          47       2        3.170       2.000      1.000
    75          BSCMI        22-001                          23       2        3.170       2.000      1.000
    76          BSCMI        23-001                          23       2        3.170       2.000      1.000
    77          BSCMI        24-001                                   4        3.170       2.000      1.000
    81          BSCMI        28-001                                   2        3.170       2.000      1.000
    86          BSCMI        33-001                   53      4       3        8.170       2.000      6.000
    87          BSCMI        34-001                                   1        3.170       2.000      1.000
    88          BSCMI        35-001                                   1        3.170       2.000      1.000
    90          BSCMI        37-001                          23       2        3.170       2.000      1.000
    93          BSCMI        40-001                                   2        3.170       2.000      1.000
    95          BSCMI        42-001                                   2        3.170       2.000      1.000
    98          BSCMI        45-001                          47       2        3.170       2.000      1.000
   100          BSCMI        47-001                                   2        7.170       2.000      5.000
   108          BSCMI        53-001                                   3        3.170       2.000      1.000
   114          BSCMI        58-001                                   1        3.170       2.000      1.000
   117          BSCMI        61-001                          90       4        3.170       2.000      1.000
   122          BSCMI        66-001                                   3        7.170       2.000      5.000
   125          BSCMI        69-001                                   1        3.170       2.000      1.000
   134          BSCMI        78-001                                   1        8.170       2.000      6.000
   138          BSCMI        82-001                                   3        7.170       2.000      5.000
   141          BSCMI        85-001                                   1        8.170       2.000      6.000
   148          BSCMI        92-001                                   1        8.170       2.000      6.000

                                       2

                                                         PRIMARY
                                          MASTER         EXCESS
                                        EXCESS SERV.    SERVICING                               EXCESS
LOAN POOL   MORTGAGE LOAN     LOAN       FEE RATE       FEE RATE                   TRUSTEE      SERVICE
   NO.          SELLER       NUMBER        (BPS)          (BPS)       DEAL FEES    FEE RATE    FEE RATE

    1           BSCMI         1-001        0.000          0.000         3.000       0.170       1.000
    3           BSCMI         3-001        0.000          0.000         3.000       0.170       1.000
    4           BSCMI         4-001        0.000          0.000         3.000       0.170       1.000
    5           BSCMI         4-002        0.000          0.000         3.000       0.170       1.000
    6           BSCMI         4-003        0.000          0.000         3.000       0.170       1.000
    7           BSCMI         4-004        0.000          0.000         3.000       0.170       1.000
    8           BSCMI         4-005        0.000          0.000         3.000       0.170       1.000
    9           BSCMI         4-006        0.000          0.000         3.000       0.170       1.000
    10          BSCMI         4-007        0.000          0.000         3.000       0.170       1.000
    11          BSCMI         4-008        0.000          0.000         3.000       0.170       1.000
    12          BSCMI         4-009        0.000          0.000         3.000       0.170       1.000
    13          BSCMI         4-010        0.000          0.000         3.000       0.170       1.000
    14          BSCMI         4-011        0.000          0.000         3.000       0.170       1.000
    15          BSCMI         4-012        0.000          0.000         3.000       0.170       1.000
    16          BSCMI         4-013        0.000          0.000         3.000       0.170       1.000
    17          BSCMI         4-014        0.000          0.000         3.000       0.170       1.000
    18          BSCMI         4-015        0.000          0.000         3.000       0.170       1.000
    19          BSCMI         4-016        0.000          0.000         3.000       0.170       1.000
    20          BSCMI         4-017        0.000          0.000         3.000       0.170       1.000
    21          BSCMI         4-018        0.000          0.000         3.000       0.170       1.000
    22          BSCMI         4-019        0.000          0.000         3.000       0.170       1.000
    23          BSCMI         4-020        0.000          0.000         3.000       0.170       1.000
    24          BSCMI         4-021        0.000          0.000         3.000       0.170       1.000
    25          BSCMI         4-022        0.000          0.000         3.000       0.170       1.000
    26          BSCMI         4-023        0.000          0.000         3.000       0.170       1.000
    27          BSCMI         4-024        0.000          0.000         3.000       0.170       1.000
    28          BSCMI         4-025        0.000          0.000         3.000       0.170       1.000
    29          BSCMI         4-026        0.000          0.000         3.000       0.170       1.000
    30          BSCMI         4-027        0.000          0.000         3.000       0.170       1.000
    31          BSCMI         4-028        0.000          0.000         3.000       0.170       1.000
    32          BSCMI         4-029        0.000          0.000         3.000       0.170       1.000
    33          BSCMI         4-030        0.000          0.000         3.000       0.170       1.000
    34          BSCMI         5-001        0.000          0.000         3.000       0.170       1.000
    35          BSCMI         5-002        0.000          0.000         3.000       0.170       1.000
    36          BSCMI         5-003        0.000          0.000         3.000       0.170       1.000
    37          BSCMI         5-004        0.000          0.000         3.000       0.170       1.000
    38          BSCMI         5-005        0.000          0.000         3.000       0.170       1.000
    39          BSCMI         5-006        0.000          0.000         3.000       0.170       1.000
    40          BSCMI         5-007        0.000          0.000         3.000       0.170       1.000
    41          BSCMI         5-008        0.000          0.000         3.000       0.170       1.000
    42          BSCMI         5-009        0.000          0.000         3.000       0.170       1.000
    43          BSCMI         5-010        0.000          0.000         3.000       0.170       1.000
    44          BSCMI         5-011        0.000          0.000         3.000       0.170       1.000
    45          BSCMI         5-012        0.000          0.000         3.000       0.170       1.000

                                      1-1

    46          BSCMI         5-013        0.000          0.000         3.000       0.170       1.000
    47          BSCMI         5-014        0.000          0.000         3.000       0.170       1.000
    48          BSCMI         5-015        0.000          0.000         3.000       0.170       1.000
    49          BSCMI         5-016        0.000          0.000         3.000       0.170       1.000
    50          BSCMI         5-017        0.000          0.000         3.000       0.170       1.000
    51          BSCMI         5-018        0.000          0.000         3.000       0.170       1.000
    52          BSCMI         5-019        0.000          0.000         3.000       0.170       1.000
    53          BSCMI         5-020        0.000          0.000         3.000       0.170       1.000
    54          BSCMI         5-021        0.000          0.000         3.000       0.170       1.000
    55          BSCMI         5-022        0.000          0.000         3.000       0.170       1.000
    56          BSCMI         5-023        0.000          0.000         3.000       0.170       1.000
    57          BSCMI         5-024        0.000          0.000         3.000       0.170       1.000
    58          BSCMI         5-025        0.000          0.000         3.000       0.170       1.000
    65          BSCMI        12-001        0.000          0.000         3.000       0.170       1.000
    67          BSCMI        14-001        0.000          0.000         3.000       0.170       1.000
    68          BSCMI        15-001        0.000          0.000         3.000       0.170       1.000
    75          BSCMI        22-001        0.000          0.000         3.000       0.170       1.000
    76          BSCMI        23-001        0.000          0.000         3.000       0.170       1.000
    77          BSCMI        24-001        0.000          0.000         3.000       0.170       1.000
    81          BSCMI        28-001        0.000          0.000         3.000       0.170       1.000
    86          BSCMI        33-001        0.000          0.000         8.000       0.170       6.000
    87          BSCMI        34-001        0.000          0.000         3.000       0.170       1.000
    88          BSCMI        35-001        0.000          0.000         3.000       0.170       1.000
    90          BSCMI        37-001        0.000          0.000         3.000       0.170       1.000
    93          BSCMI        40-001        0.000          0.000         3.000       0.170       1.000
    95          BSCMI        42-001        0.000          0.000         3.000       0.170       1.000
    98          BSCMI        45-001        0.000          0.000         3.000       0.170       1.000
   100          BSCMI        47-001        0.000          0.000         7.000       0.170       5.000
   108          BSCMI        53-001        0.000          0.000         3.000       0.170       1.000
   114          BSCMI        58-001        0.000          0.000         3.000       0.170       1.000
   117          BSCMI        61-001        0.000          0.000         3.000       0.170       1.000
   122          BSCMI        66-001        0.000          0.000         7.000       0.170       5.000
   125          BSCMI        69-001        0.000          0.000         3.000       0.170       1.000
   134          BSCMI        78-001        0.000          0.000         8.000       0.170       6.000
   138          BSCMI        82-001        0.000          0.000         7.000       0.170       5.000
   141          BSCMI        85-001        0.000          0.000         8.000       0.170       6.000
   148          BSCMI        92-001        0.000          0.000         8.000       0.170       6.000

                                      1-2

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

1.    Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

2.    Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

3.    Payment Record. No scheduled payment of principal and interest under any
Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e), the "Permitted
Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code

financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

5.    Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

6.    Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

7.    Condition of Property; Condemnation. (i) With respect to the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related
Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the
Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries

and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such
Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

8.    Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

9.    No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing
Date have been complied with, or any such funds so escrowed have not been released.

10.   Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

11.   Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

12.   Environmental Conditions.

      (i)      Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental

               site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such
               assessment (or the most recent assessment with respect to each
               Mortgaged Property) (an "Environmental Report") has been
               delivered to, or on behalf of, Purchaser or its designee, and
               Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such
               assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged
               Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or
               (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii)
               the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a "Schedule C Loan") is the subject of a
               Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"). Except as set forth on Schedule A to this Exhibit 2, with respect to each Schedule C Loan, (i) the Environmental Insurance Policy is
               in full force and effect, (ii)(a) a property condition or
               engineering report was prepared with respect to lead based paint
               ("LBP") and radon gas ("RG") at each Mortgaged Property that is used as a multifamily dwelling, and with respect to asbestos containing materials ("ACM") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor
               (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
               Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy
               Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the
               Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental
               Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

      (ii)     With respect to the Mortgaged Properties securing the Mortgage
               Loans that were not the subject of an environmental site
               assessment prepared to ASTM standards

               within 18 months prior to the Cut-Off Date as set forth on
               Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or
               (2) under applicable federal, state or local law, (a) such
               Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged
               Property before such Mortgaged Property could be altered,
               renovated, demolished or transferred or (b) the presence of such
               Hazardous Material could (upon action by the appropriate
               governmental authorities) subject the owner of such Mortgaged
               Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
               Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
               Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

               "Hazardous Materials" means gasoline, petroleum products,
               explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
               Comprehensive Environmental Response, Compensation and Liability
               Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the
               Hazardous Materials Transportation Act as amended (42 U.S.C.
               ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as
               amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42
               U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

14.   Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like

properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged
Property estimated as of the date of origination by the originator of such
Mortgage Loan consistent with its normal commercial lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the
Mortgaged Property are located in an area identified by the Federal Emergency
Management Agency as having special flood hazards and the Federal Emergency
Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such
Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related
Mortgaged Property, (b) to the restoration or repair of the related Mortgaged
Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the
Mortgage Loan.

15.   Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments)
or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

16.   Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding. As of the date of origination, (i) with respect to Mortgage Loans with a principal balance greater than $3,500,000, no tenant physically occupying 25% or more (by square feet) of the net rentable area of the related Mortgaged Property was, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding and (ii) with respect to Mortgage Loans with a principal balance equal to or less than $3,500,000 no tenant physically occupying 50% or more (by square feet)
of the net rentable area of the related Mortgaged Property was, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

17.   Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged
Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground
Lease but not by the related fee interest in such Mortgaged Property (the "Fee
Interest"), and as to such Ground Leases:

      (i)      Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor)
               does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no
               material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

      (ii)     The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

      (iii)    The Mortgagor's interest in such Ground Lease is assignable to
               Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
               Date) and, in the event that it is so assigned, is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

      (iv)     Such Ground Lease is in full force and effect, and the Ground
               Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented
               thereto, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

      (v)      Such Ground Lease, or an estoppel letter or other agreement, (A)
               requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B)
               provides that no notice of termination given under such Ground
               Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the
               economic terms of the Ground Lease.

      (vi)     A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor
               thereunder may terminate such Ground Lease;

      (vii)    Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage
               Loan;

      (viii)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
               (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
               commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

      (ix)     Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
               Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

      (x)      Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

18.   Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

19.   LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

20.   Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either

clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

21.   Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

22.   No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related
Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

23.   Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

24.   Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

25.   Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

26.   No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization
(except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property.

27.   No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 8, 12, 14,
15, 16 and 17 of this Exhibit 2.

28.   Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged
Property in connection with the origination of the related Mortgage Loan.

29.   Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

30.   Junior Liens. None of the Mortgage Loans permits the related Mortgaged
Property to be encumbered by any lien (other than a Permitted Encumbrance)
junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

31.   Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

32.   Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

33.   Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

34.   Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related

Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

35.   Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to Purchaser.

36.   Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the
Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the
Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

37.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off
Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

38.   Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage
Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the
Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

39.   Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

40.   Defeasance. No Mortgage Loan provides that (i) it can be defeased until the date that is more than two years after the Closing Date, (ii) that it can be defeased with any property other than government securities (as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States that will provide interest and principal payments sufficient to satisfy scheduled payments of interest and principal as required under the related Mortgage Loan, or (iii) defeasance requires the payment of any consideration other than (a) reimbursement of incidental costs and expenses and/or (b) a specified dollar amount or an amount that is based on a formula that uses objective financial information (as defined in Treasury Regulation
Section 1.446-3(c)(4)(ii)).

41.   Prepayment Premiums. As of the applicable date of origination of each such
Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

42.   Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

43.   Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and Seller does not know or, to Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 43 are being made solely for the purpose of determining whether the Mortgaged Property, if acquired by the
Trust, would qualify as "foreclosure property" within the meaning of Section
860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                    EXHIBIT 3
                               PRICING FORMULATION

                                 MSCI 2006-TOP21
--------------------------------------------------------------------------------

                             ALLOCATION OF PROCEEDS

Total Bond Proceeds                              $1,415,874,674
Less Expenses                                      ($4,916,803)
Net Proceeds                                     $1,410,957,870          1,410,957,870

Less Purchase Price of BS Loans
     Discounted Value of BS Loans                $  644,724,553
     Allocable Expense Amount for BS Loans          ($1,744,890)
                                                 --------------
     Purchase Price of BS Loans                  $  642,979,664          ($642,979,664)

Less Purchase Price of WF Loans
     Discounted Value of WF Loans                $  271,761,223
     Allocable Expense Amount for WF Loans          ($1,182,585)
                                                 --------------
     Purchase Price of WF Loans                  $  270,578,638          ($270,578,638)

Less Purchase Price of PCF Loans
     Discounted Value of PCF Loans               $  163,354,946
     Allocable Expense Amount for PCF Loans           ($671,002)
                                                 --------------
     Purchase Price of PCF Loans                 $  162,683,944          ($162,683,944)

Less Purchase Price of MS Loans
     Discounted Value of MS Loans                $  337,608,789
     Allocable Expense Amount for MS Loans          ($1,318,327)
                                                 --------------
     Purchase Price of MS Loans                  $  336,290,462          ($336,290,462)

     Remaining Proceeds                                                    ($1,574,837)
     BS Share of Remaining Proceeds                                          ($716,331)
     WF Share of Remaining Proceeds                                          ($301,930)
     PCF Share of Remaining Proceeds                                         ($181,489)
     MS Share of Remaining Proceeds                                          ($375,087)

Total Proceeds Allocated to BS                                           $ 642,263,332
Total Proceeds Allocated to WF                                           $ 270,276,708
Total Proceeds Allocated to PCF                                          $ 162,502,455
Total Proceeds Allocated to MS                                           $ 335,915,375

                                    EXHIBIT 4
                                  BILL OF SALE

1.    Parties. The parties to this Bill of Sale are the following:

                  Seller:             Bear Stearns Commercial Mortgage, Inc.
                  Purchaser:          Morgan Stanley Capital I Inc.

2.    Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase
Agreement, dated as of January 20, 2006 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

            (a)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the
      Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

            (b)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c)   All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

3.    Purchase Price. The amount and other consideration set forth on Exhibit 3 to the Mortgage Loan Purchase Agreement.

4.    Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                      4-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 20th day of January, 2006.

SELLER:                                   BEAR STEARNS COMMERCIAL
                                          MORTGAGE, INC.

                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________

PURCHASER:                                MORGAN STANLEY CAPITAL I INC.

                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                      THE MORTGAGE LOAN PURCHASE AGREEMENT

                        FORM OF LIMITED POWER OF ATTORNEY
                      TO LASALLE BANK NATIONAL ASSOCIATION
                            AND ARCAP SERVICING, INC.
                                 WITH RESPECT TO
                          MORGAN STANLEY CAPITAL I INC.
                        COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES
                                SERIES 2006-TOP21

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated as of January 20, 2006 (the "Mortgage Loan Purchase Agreement"), between
Bear Stearns Commercial Mortgage, Inc. ("BSCMI") and Morgan Stanley Capital I
Inc. ("Depositor"), BSCMI is selling certain multifamily and commercial mortgage loans (the "Mortgage Loans") to Depositor;

      WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), between the
Depositor, Wells Fargo Bank, National Association, as Master Servicer, ARCap
Servicing, Inc. ("ARCAP") as Special Servicer, LaSalle Bank National Association
("LaSalle") as Trustee and Wells Fargo Bank, National Association, as Paying
Agent, the Trustee and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents,
Form UCC-2 and UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

      WHEREAS, BSCMI has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

      NOW, THEREFORE, BSCMI does hereby make, constitute and appoint LaSalle, acting solely in its capacity as Trustee under, and in accordance with the terms of, the Pooling and Servicing Agreement, BSCMI's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in BSCMI's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or

                                      5-1

reassignments of rents, leases and profits, in each case in favor of the Trustee as set forth in the definition of "Mortgage File" in Section 1.1 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage
Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee, as set forth in the definition of "Mortgage File"
in, and in accordance with Section 1.1 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to file or record in the appropriate public filing or recording offices, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by BSCMI on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices.
Notwithstanding the foregoing, this Limited Power of Attorney shall grant to
LaSalle and ARCAP only such powers, responsibilities and authority as are set forth in Section 2.1 of the Mortgage Loan Purchase Agreement.

      BSCMI does also hereby make, constitute and appoint ARCAP, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement,
BSCMI's true and lawful agent and attorney-in-fact with respect to the Mortgage
Loans in BSCMI's name, place and stead solely to exercise and perform all of the rights, authority and powers of LaSalle as set forth in the preceding paragraph in the event of the failure or the incapacity of LaSalle to do so for any reason. As between ARCAP and any third party, no evidence of the failure or incapacity of LaSalle shall be required and such third party may rely upon
ARCAP's written statement that it is acting pursuant to the terms of this
Limited Power of Attorney.

                                      17.

      The enumeration of particular powers herein is not intended in any way to limit the grant to either the Trustee or the Special Servicer as BSCMI's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as BSCMI might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof;
and BSCMI agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. As between BSCMI, the Depositor, the
Master Servicer, the Special Servicer, the Trustee, the Trust Fund and the
Certificateholders, neither the Trustee nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with either the Trustee or the Special
Servicer as BSCMI's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Trustee or the Special Servicer, as applicable, and need not make any inquiry about whether the Trustee or the
Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance

company or other third party may rely upon a written statement by either the
Trustee or the Special Servicer that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this
Limited Power of Attorney and the Pooling and Servicing Agreement.

                                      18.

      Any act or thing lawfully done hereunder by either the Trustee or the
Special Servicer shall be binding on BSCMI and BSCMI's successors and assigns.

                                      19.

      This Limited Power of Attorney shall continue in full force and effect with respect to the Trustee and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

      19.1  with respect to the Trustee, the termination of the Trustee and its replacement with a successor Trustee under the terms of the Pooling and Servicing Agreement;

      19.2  with respect to the Special Servicer, the termination of the Special
            Servicer and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;

      19.3  with respect to the Trustee, the appointment of a receiver or conservator with respect to the business of the Trustee, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Trustee;

      19.4  with respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of the Special Servicer, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Special Servicer;

      19.5  with respect to each of the Trustee and the Special Servicer and any
            Mortgage Loan, such Mortgage Loan is no longer a part of the Trust
            Fund;

      19.6  with respect to each of the Trustee and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

      19.7  with respect to the Special Servicer, the occurrence of an Event of
            Default under the Pooling and Servicing Agreement with respect to the Special Servicer.

      Nothing herein shall be deemed to amend or modify the Pooling and
Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of BSCMI under the Mortgage Loan Purchase
Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

                                      20.

      Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement.

                                      21.

      THIS LIMITED POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                            [Signature on next page]

         IN WITNESS WHEREOF, BSCMI has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of
January 30, 2006.

                                          BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                          By:    ______________________________

                                          Name:  ______________________________

                                          Title: ______________________________

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK                   )
                                      )  ss:
COUNTY OF NEW YORK                  )

      On this 28th day of January, 2006, before me appeared
________________________, to me personally known, who, being by me duly sworn did say that he/she is the __________________ of Bear Stearns Commercial
Mortgage, Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said ________________________ acknowledged said instrument to be the free act and deed of said corporation.

                           _____________________________________________________

                           Name:________________________________________________
                                Notary Public in and for said County and State

My Commission Expires:

_______________________________

                                   Schedule A

                  Exceptions to Representations and Warranties

SCHEDULE A TO 2005 TOP 21 MLPA

                  Exceptions to Representations and Warranties

-------------------------------------------------------------------------------------------------------------
REP NO.                            LOAN NO.      LOAN NAME                 EXPLANATION
-------------------------------------------------------------------------------------------------------------

2
Whole Loan                         44429         Mervyn's Portfolio        The related Mortgagor has
                                                                           incurred additional mortgage
                                                                           indebtedness, which is
                                                                           pari-passu with the Mervyn's
                                                                           Portfolio Loan. The pari-passu
                                                                           portion of the Loan will be
                                                                           securitized in a future
                                                                           securization.

                                   44929         SBC Hoffman Estates       The related Mortgagor has
                                                                           incurred additional mortgage
                                                                           indebtedness, which is
                                                                           pari-passu with the SBC Hoffman
                                                                           Estates Loan. The pari-passu
                                                                           portion of the Loan will be
                                                                           securitized in a future
                                                                           securization.

                                   41071         Monmouth Mall             The related Mortgagor may incur
                                                                           future indebtedness of up to
                                                                           $14,000,000, which is pari-passu
                                                                           with the Monmouth Mall Loan.
-------------------------------------------------------------------------------------------------------------
4
Lien; Valid Assignment             44429         Mervyn's Portfolio        The related Mortgagor has
                                                                           incurred additional mortgage
                                                                           indebtedness, which is
                                                                           pari-passu with the Mervyn's
                                                                           Portfolio Loan. The pari-passu
                                                                           portion of the Loan will be
                                                                           securitized in a future
                                                                           securization.

                                   44929         SBC Hoffman Estates       The related Mortgagor has
                                                                           incurred additional mortgage
                                                                           indebtedness, which is
                                                                           pari-passu with the SBC Hoffman
                                                                           Estates Loan. The pari-passu
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                           portion of the Loan will be
                                                                           securitized in a future
                                                                           securization.
-------------------------------------------------------------------------------------------------------------

No Additional Advances             41071         Monmouth Mall             Lender retained a funding
                                                                           obligation of $14,000,000 in
                                                                           connection with an earnout on
                                                                           Monmouth Mall.
-------------------------------------------------------------------------------------------------------------

Insurance                          44590         CVS Arcadia               Terrorism is excluded, however,
                                                                           the Tenant, CVS, is investment
                                                                           grade rated and is obligated to
                                                                           rebuild the Improvements
                                                                           following any form of casualty
                                                                           and cannot abate rent.

                                   44202         Sugarcreek Plaza          The Tenant, Wal-Mart, provides
                                                                           terrorism coverage for their
                                                                           occupancy with $100,000,000
                                                                           coverage with a $1,000,000
                                                                           deductible.

                                   44714         CVS Rockwall              Terrorism is excluded, however,
                                                                           the Tenant, CVS, is investment
                                                                           grade rated and is obligated to
                                                                           rebuild the Improvements
                                                                           following any form of casualty
                                                                           and cannot abate rent.
-------------------------------------------------------------------------------------------------------------

Releases of Mortgaged Property     44429         Mervyn's Portfolio        A. The Loan provides for the
                                                                           release of (i) any of eight
                                                                           certain REA properties upon
                                                                           payment of 100% of the allocated
                                                                           loan amount, if certain rights
                                                                           are exercised pursuant to the
                                                                           REA and (ii) three years after
                                                                           the closing date, one or more
                                                                           properties upon payment of 115%
                                                                           of the allocated loan amount
                                                                           with yield maintenance and
                                                                           achieving a 1.23x DSCR and 59%
                                                                           LTV.

                                                                           B. The Loan provides for the
                                                                           release of certain outparcels.

                                                                           C. The related Mortgagor may obtain
                                                                           substitution of property upon (a)
                                                                           the satisfaction of certain legal
                                                                           and underwriting requirements
                                                                           and/or (b) the payment of a release
                                                                           price and prepayment consideration
                                                                           in connection therewith. In
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                           addition, Lender shall have
                                                                           received confirmation in writing
                                                                           from the Rating Agencies to the
                                                                           effect that such substitution will
                                                                           not result in a withdrawal,
                                                                           qualification or downgrade of the
                                                                           respective ratings in effect
                                                                           immediately prior to such
                                                                           substitution for any class of
                                                                           securities issued in connection
                                                                           with the securitization that are
                                                                           then outstanding. No more than 10
                                                                           substitutions are permitted.

                                   45519         Intown C                  Mortgage Loan provides for the
                                                                           release of one or more
                                                                           properties upon defeasance or
                                                                           prepayment as applicable of 110%
                                                                           of the allocated loan amount and
                                                                           achieving certain debt service
                                                                           coverage and LTV hurdles.

                                   41071         Monmouth Mall             The Loan provides that Borrower
                                                                           may obtain a release of the
                                                                           Expansion Parcel provide no
                                                                           Expansion Earnout has occurred.
-------------------------------------------------------------------------------------------------------------

Local Law Compliance               45035         Timekeeper Building       The restaurant tenant has a
                                                                           current public assembly permit
33                                                                         for 120 persons, but the space is
Licenses and Permits                                                       configured for 245 persons and
                                                                           requires an updated certificate
                                                                           of occupancy and public assembly
                                                                           permit. There is a holdback to
                                                                           bring the Mortgaged Property back
                                                                           into compliance.
-------------------------------------------------------------------------------------------------------------

Junior Liens                       44429         Mervyn's Portfolio        The Mortgaged Property secures a
                                                                           $64,190,000 B Note that is
                                                                           pari-passu with the Loan.

                                   44929         SBC Hoffman Estates       The Mortgaged Property secures a
                                                                           $98,231,280 B Note that is
                                                                           pari-passu with the Loan.

                                   41071         Monmouth Mall             Borrower may incur an additional
                                                                           $14,000,000 as a pari passu
                                                                           earn-out in connection with
                                                                           expansion of mall, subject to
                                                                           minimum DSCR of 1.1 and maximum
                                                                           LTV of 70% and other constraints
                                                                           described in Loan documents.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
36                                 43005         Anthem Health             Tenant in common interests are
Due on Sale                                                                transferable on predetermined
                                                                           conditions.

                                   44934         Wells Fargo Indiana       Tenant in common interests are
                                                 Center                    transferable on predetermined
                                                                           conditions.

                                   41781         Ace Hardware              Interests in the Delaware
                                                                           Statutory Trust borrower are
                                                                           transferable on predetermined
                                                                           conditions.

                                   45519         Intown C                  The related Mortgagor has the
                                                                           right under the Loan to incur
                                                                           additional debt subject to a 80%
                                                                           LTV, and 1.20x DSCR limitations
                                                                           and an intercreditor agreement
                                                                           acceptable to the Lender.
-------------------------------------------------------------------------------------------------------------

Non-Recourse Exceptions            43473         1660 Olympic Blvd.        Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Milestone Properties, LLC, but
                                                                           not to a "natural person".

                                   43005         Anthem Health             Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Real Estate Investment
                                                                           Corporation, but not to a
                                                                           "natural person".

                                   43227         Broadway Center, Bangor   Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   44429         Mervyn's Portfolio        Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   44462         NorthGate Shopping        Non-recourse provisions go to
                                                 Center                    the related Mortgagor and to
                                                                           Inland Real Estate Investment
                                                                           Corporation, but not to a
                                                                           "natural person".

                                   44650         Seekonk Power Center      Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a

-------------------------------------------------------------------------------------------------------------

                                                                           "natural person".

                                   44653         Lake View Tech Center     Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   44934         Wells Fargo Indiana       Non-recourse provisions go to
                                                 Center                    the related Mortgagor and to
                                                                           Inland Real Estate Investment
                                                                           Corporation, but not to a
                                                                           "natural person".

                                   45042         Heather Island Plaza      Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   42817         Southpark Meadows         Non-recourse provisions go to
                                                 Shopping Center           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   41781         Ace Hardware HQ           Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Real Estate Investment
                                                                           Corp., but not to a "natural
                                                                           person".

                                   44929         SBC Hoffman Estates       Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   41071         Monmouth Mall             Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Vornado Realty LP, but not to a
                                                                           "natural person".

                                   44942         10 Fairway Court          Non-recourse provisions go to
                                                                           the related Mortgagor and to The
                                                                           Hampshire Generational Fund,
                                                                           LLC, but not to a "natural
                                                                           person".

                                   44999         140 Le Grand Avenue       Non-recourse provisions go to
                                                                           the related Mortgagor and to The
                                                                           Hampshire Generational Fund,
                                                                           LLC, but not to a "natural
                                                                           person".

                                   45519         Intown C                  Non-recourse provisions go to
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                           the related Mortgagor and to
                                                                           Intown Holding Company, L.L.C.,
                                                                           but not to a "natural person".
-------------------------------------------------------------------------------------------------------------

      List of Mortgage Loans Subject to Secured Creditor Impaired Property
Policies [OR PLL POLICIES]

---------------------------------------------------------------------------
LOAN NO.        LOAN NAME
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                   Schedule B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.5

                                      NONE

                                       5-1